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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported)   April 21, 2000
                                                          --------------



                           SIERRA PACIFIC RESOURCES
                           ------------------------
            (Exact name of registrant as specified in its charter)



             NEVADA                       1-8788           88-0198358
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   (State or other jurisdiction of      (Commission    (I.R.S. Employer
   incorporation or organization)       File Number)   Identification No.)



P.O. Box 30150 (6100 Neil Road), Reno, Nevada                     89511
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   (Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:    (775) 834-4011
                                                      ---------------



                                     None
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  (Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
---------------------

     On April 18, 2000, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing the resignation of Malyn K Malquist. Mr Malquist was the President and Chief Operating Officer for Sierra Pacific Resources and President of both Sierra Pacific Power Company and Nevada Power Company.

     A copy of the press release, dated April 18, 2000, relating to the above described matter is attached as Exhibit 99.1 hereto.


Item 7. Financial Statements and Exhibits
-----------------------------------------


        (a)  Financial Statements of Businesses Acquired.
             -------------------------------------------

             Not required

        (b)  Pro forma financial information.
             -------------------------------

             Not required

        (c)  Exhibits.
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             99.1 Sierra Pacific Resources-  Press Release issued April 18, 2000
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                                   Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              Sierra Pacific Resources

Date:  April 21, 2000                    By:  /s/   Mark A. Ruelle
       --------------                         --------------------
                                                    Mark A. Ruelle
                                                  Senior Vice President
                                          Chief Financial Officer and Treasurer
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                                 Exhibit Index
                                 -------------


Exhibit   99.1

     Sierra Pacific Resources- Press Release issued April 18, 2000.